Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2006	2006	2006	2005	2005	2006	2005
PROFITABILITY
Net income	$748	$767	$985	$865	$821	$2,501	$2,567
Net interest income	1,947	2,060	2,117	2,241	2,005	6,123	5,977
Noninterest income	1,570	1,578	1,638	1,526	1,208	4,786	3,572
Noninterest expense	2,184	2,229	2,138	2,214	1,860	6,551	5,407

Diluted earnings per common share:
Income from continuing operations	$0.76	$0.78	$0.97	$0.84	$0.91	$2.51	$2.86
Income from discontinued operations	0.01	0.01	0.01	0.01	0.01	0.03	0.03
Net income	0.77	0.79	0.98	0.85	0.92	2.54	2.89

Diluted weighted average number of common shares outstanding(1)	967,376	975,504	1,003,460	1,011,395	888,495	981,997	888,184
Net interest margin	2.53%	2.65%	2.75%	2.88%	2.73%	2.64%	2.77%
Dividends declared per common share	0.52	0.51	0.50	0.49	0.48	1.53	1.41
Book value per common share(2)(3)	28.17	27.31	27.10	27.61	25.54	28.17	25.54
Return on average assets(4)	0.86%	0.88%	1.15%	0.99%	1.00%	0.96%	1.07%
Return on average common equity(4)	11.47	11.82	14.69	12.85	14.88	12.68	15.77
Efficiency ratio(5)(6)	62.09	61.27	56.95	58.75	57.88	60.05	56.62

ASSET QUALITY
Nonperforming assets(7) to total assets(3)	0.69%	0.62%	0.59%	0.57%	0.52%	0.69%	0.52%
Allowance as a percentage of total loans held in portfolio(3)	0.64	0.68	0.68	0.74	0.58	0.64	0.58
Provision for loan and lease losses	$166	$224	$82	$217	$52	$472	$99
Net charge-offs	154	116	105	137	31	375	107

CAPITAL ADEQUACY(3)
Capital Ratios at WMI-consolidated level:
Tangible equity(8) to total tangible assets(8)	5.86%	5.84%	5.75%	5.62%	4.99%	5.86%	4.99%
Estimated total risk-based capital to total risk-weighted assets(9)	11.16	11.26	10.77	10.80	10.56	11.16	10.56
Capital Ratios at WMB-bank only level
(well-capitalized minimum)(10):
Tier 1 capital to adjusted total assets (5.00%)	6.46	6.33	6.76	6.47	5.76	6.46	5.76
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.17	8.13	8.92	8.49	8.34	8.17	8.34
Total risk-based capital to total risk-weighted assets (10.00%)	11.37	11.39	11.82	11.50	11.35	11.37	11.35

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$242,165	$242,334	$232,505	$227,568	$213,016	$239,037	$211,346
Total interest-earning assets(5)	312,827	313,239	307,777	314,490	296,529	311,300	288,203
Total assets	349,542	348,664	343,660	349,172	326,955	347,310	318,503
Total deposits	208,912	200,252	191,034	196,799	188,320	200,131	182,390
Total stockholders' equity	26,147	25,958	26,825	26,949	22,075	26,308	21,701
Period-end balance sheet:
Total loans held in portfolio, net of allowance for loan and lease losses	240,215	241,840	238,362	227,937	216,930	240,215	216,930
Total assets	348,877	350,884	348,401	343,573	333,285	348,877	333,285
Total deposits	210,882	204,558	200,002	193,167	190,412	210,882	190,412
Total stockholders' equity	26,458	26,131	25,819	27,279	22,259	26,458	22,259
Common shares outstanding at the end of period(1)(11)	945,098	962,880	958,819	993,914	877,651	945,098	877,651
Employees at end of period	51,056	56,247	60,381	60,798	56,214	51,056	56,214

______________________________________
(1) Number of shares in thousands.
(2) Excludes six million shares held in escrow for all periods reported.
(3) As of period end.
(4) Includes income from continuing and discontinued operations.
(5) Based on continuing operations.
(6) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(7) Excludes nonaccrual loans held for sale.
(8) Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR). Minority interests of $1.96 billion for September 30, 2006 and June 30, 2006 and $1.97 billion for March 31, 2006 are included in the numerator.

(9) The total risk-based capital ratio is estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(10) Capital ratios for Washington Mutual Bank ("WMB") at September 30, 2006 are preliminary.
(11) Includes six million shares held in escrow for all periods reported.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Interest Income
Loans held for sale	$439	$398	$466	$676	$665
Loans held in portfolio	4,008	3,884	3,576	3,431	2,947
Available-for-sale securities	379	368	322	303	238
Trading assets	140	165	198	185	114
Other interest and dividend income	139	120	95	73	65
Total interest income	5,105	4,935	4,657	4,668	4,029
Interest Expense
Deposits	1,739	1,461	1,221	1,184	996
Borrowings	1,419	1,414	1,319	1,243	1,028
Total interest expense	3,158	2,875	2,540	2,427	2,024
Net interest income	1,947	2,060	2,117	2,241	2,005
Provision for loan and lease losses	166	224	82	217	52
Net interest income after provision for loan and lease losses	1,781	1,836	2,035	2,024	1,953
Noninterest Income
Revenue from sales and servicing of home mortgage loans	118	222	263	418	710
Revenue from sales and servicing of consumer loans	355	424	376	409	2
Depositor and other retail banking fees	655	641	578	586	578
Credit card fees	165	152	138	139	-
Securities fees and commissions	52	56	52	47	48
Insurance income	31	33	33	37	42
Trading assets income (loss)	68	(129)	(13)	(273)	(171)
Gain (loss) from sales of other available-for-sale securities	(1)	-	(7)	46	(32)
Other income	127	179	218	117	31
Total noninterest income	1,570	1,578	1,638	1,526	1,208
Noninterest Expense
Compensation and benefits(1)	939	1,021	1,032	1,028	930
Occupancy and equipment	408	435	391	399	372
Telecommunications and outsourced information services	142	145	134	139	107
Depositor and other retail banking losses	57	51	56	60	61
Advertising and promotion	124	117	95	109	78
Professional fees	57	45	36	62	47
Other expense	457	415	394	417	265
Total noninterest expense	2,184	2,229	2,138	2,214	1,860
Minority interest expense	34	37	-	-	-
Income from continuing operations before income taxes	1,133	1,148	1,535	1,336	1,301
Income taxes	394	389	559	479	488
Income from continuing operations, net of taxes	739	759	976	857	813
Discontinued Operations(2)
Income from discontinued operations before income taxes	14	12	15	12	12
Income taxes	5	4	6	4	4
Income from discontinued operations, net of taxes	9	8	9	8	8
Net Income	$748	$767	$985	$865	$821

Basic Earnings Per Common Share:
Income from continuing operations	$0.78	$0.80	$1.00	$0.87	$0.94
Income from discontinued operations	0.01	0.01	0.01	0.01	0.01
Net income	0.79	0.81	1.01	0.88	0.95

Diluted Earnings Per Common Share:
Income from continuing operations	$0.76	$0.78	$0.97	$0.84	$0.91
Income from discontinued operations	0.01	0.01	0.01	0.01	0.01
Net income	0.77	0.79	0.98	0.85	0.92

Dividends declared per common share	0.52	0.51	0.50	0.49	0.48
Basic weighted average number of common shares outstanding (in thousands)	941,898	947,023	973,614	980,084	866,541
Diluted weighted average number of common shares outstanding (in thousands)	967,376	975,504	1,003,460	1,011,395	888,495

________________________________
(1) As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2) Represents the operations of the Company's asset management unit, WM Advisors, Inc.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2006	2005
Interest Income
Loans held for sale	$1,304	$1,719
Loans held in portfolio	11,468	8,395
Available-for-sale securities	1,068	695
Trading assets	503	284
Other interest and dividend income	354	159
Total interest income	14,697	11,252
Interest Expense
Deposits	4,420	2,544
Borrowings	4,154	2,731
Total interest expense	8,574	5,275
Net interest income	6,123	5,977
Provision for loan and lease losses	472	99
Net interest income after provision for loan and lease losses	5,651	5,878
Noninterest Income
Revenue from sales and servicing of home mortgage loans	603	1,600
Revenue from sales and servicing of consumer loans	1,155	4
Depositor and other retail banking fees	1,875	1,608
Credit card fees	456	-
Securities fees and commissions	161	142
Insurance income	97	135
Trading assets income (loss)	(74)	15
Loss from sales of other available-for-sale securities	(8)	(129)
Other income	521	197
Total noninterest income	4,786	3,572
Noninterest Expense
Compensation and benefits(1)	2,992	2,673
Occupancy and equipment	1,235	1,122
Telecommunications and outsourced information services	421	310
Depositor and other retail banking losses	165	165
Advertising and promotion	335	206
Professional fees	138	119
Other expense	1,265	812
Total noninterest expense	6,551	5,407
Minority interest expense	71	-
Income from continuing operations before income taxes	3,815	4,043
Income taxes	1,341	1,507
Income from continuing operations, net of taxes	2,474	2,536
Discontinued Operations(2)
Income from discontinued operations before income taxes	42	47
Income taxes	15	16
Income from discontinued operations, net of taxes	27	31
Net Income	$2,501	$2,567

Basic Earnings Per Common Share:
Income from continuing operations	$2.59	$2.93
Income from discontinued operations	0.03	0.04
Net income	2.62	2.97

Diluted Earnings Per Common Share:
Income from continuing operations	$2.51	$2.86
Income from discontinued operations	0.03	0.03
Net income	2.54	2.89

Dividends declared per common share	1.53	1.41
Basic weighted average number of common shares outstanding (in thousands)	954,062	865,571
Diluted weighted average number of common shares outstanding (in thousands)	981,997	888,184

________________________________
(1) As of January 1, 2006, the Company applied Statement of Financial Accounting Standards ("Statement") No. 123R, Share-Based Payment. Statement No. 123R requires an entity that previously had a policy of recognizing the effect of forfeitures as they occurred to estimate the number of outstanding instruments for which the requisite service is not expected to be rendered. The effect of this change in accounting principle amounted to $25 million and has been reflected as a decrease to compensation and benefits expense in the first quarter of 2006.

(2) Represents the operations of the Company's asset management unit, WM Advisors, Inc.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Assets
Cash and cash equivalents	$6,649	$6,675	$5,868	$6,214	$4,924
Federal funds sold and securities purchased under agreements to resell	5,102	4,112	3,995	2,137	3,194
Trading assets	5,391	7,445	9,958	10,999	7,351
Available-for-sale securities, total amortized cost of $29,136, $28,504,
$27,424, $24,810, and $20,757:
Mortgage-backed securities	22,353	21,438	21,388	20,648	17,161
Investment securities	6,664	6,358	5,586	4,011	3,603
Total available-for-sale securities	29,017	27,796	26,974	24,659	20,764
Loans held for sale	23,720	23,342	25,020	33,582	48,018
Loans held in portfolio	241,765	243,503	240,004	229,632	218,194
Allowance for loan and lease losses	(1,550)	(1,663)	(1,642)	(1,695)	(1,264)
Total loans held in portfolio, net of allowance for loan and lease losses	240,215	241,840	238,362	227,937	216,930
Investment in Federal Home Loan Banks	3,013	3,500	4,200	4,257	4,228
Mortgage servicing rights	6,288	9,162	8,736	8,041	7,042
Goodwill	8,368	8,339	8,298	8,298	6,196
Other assets	21,114	18,673	16,990	17,449	14,638
Total assets	$348,877	$350,884	$348,401	$343,573	$333,285
Liabilities
Deposits:
Noninterest-bearing deposits	$34,667	$35,457	$36,531	$34,014	$36,850
Interest-bearing deposits	176,215	169,101	163,471	159,153	153,562
Total deposits	210,882	204,558	200,002	193,167	190,412
Federal funds purchased and commercial paper	5,282	6,138	6,841	7,081	7,229
Securities sold under agreements to repurchase	13,665	19,866	15,471	15,532	14,508
Advances from Federal Home Loan Banks	47,247	55,311	65,283	68,771	69,405
Other borrowings	33,883	27,995	24,872	23,777	23,994
Other liabilities	9,501	8,926	8,140	7,951	5,463
Minority interests(1)	1,959	1,959	1,973	15	15
Total liabilities	322,419	324,753	322,582	316,294	311,026
Stockholders' equity	26,458	26,131	25,819	27,279	22,259
Total liabilities and stockholders' equity	$348,877	$350,884	$348,401	$343,573	$333,285

(1)	Primarily comprises perpetual non-cumulative preferred securities issued in March 2006 by Washington Mutual Preferred Funding, LLC, an indirect subsidiary of Washington Mutual, Inc.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Stockholders' Equity Rollforward
Balance, beginning of period	$26,131	$25,819	$27,279	$22,259	$22,013
Net income	748	767	985	865	821
Cumulative effect from the adoption of Statement No. 156, net of income taxes(1)	-	-	35	-	-
Other comprehensive income (loss), net of income taxes	419	(151)	(219)	(91)	(158)
Cash dividends declared on common stock	(497)	(486)	(499)	(480)	(419)
Common stock repurchased and retired	(930)	-	(2,108)	(723)	(98)
Common stock issued for acquisition	-	-	-	5,030	-
Common stock issued	95	182	346	419	100
Preferred stock issued	492	-	-	-	-
Balance, end of period	$26,458	$26,131	$25,819	$27,279	$22,259

(1) As of January 1, 2006, the Company prospectively applied Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets ("Statement"). This Statement amends Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and permits an entity to choose either to continue the practice of amortizing servicing assets and assess such assets for impairment, or to report servicing assets at fair value. The Company has elected to report all classes of servicing assets at fair value. This Statement also permits the one-time transfer of available-for-sale securities being utilized as MSR risk management instruments to trading securities. The cumulative effects, net of income taxes, resulted in a $29 million increase to January 1, 2006 retained earnings from the MSR fair value election and a $6 million increase to January 1, 2006 accumulated other comprehensive income from the transfer of AFS securities, designated as MSR risk management instruments, to the trading portfolio.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2006	2006	2006	2005	2005	2006	2005
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,444	$1,509	$1,523	$1,457	$1,417	$4,475	$4,275
Provision for loan and lease losses	58	37	50	42	47	146	123
Noninterest income	756	732	674	689	653	2,162	1,845
Inter-segment revenue	16	19	14	8	12	50	34
Noninterest expense	1,105	1,141	1,113	1,124	1,080	3,360	3,136
Income from continuing operations before income taxes	1,053	1,082	1,048	988	955	3,181	2,895
Income taxes	402	414	401	372	363	1,215	1,097
Income from continuing operations	651	668	647	616	592	1,966	1,798
Income from discontinued operations, net of taxes	9	8	9	8	8	27	31
Net income	$660	$676	$656	$624	$600	$1,993	$1,829
Performance and other data:
Efficiency ratio(1)	49.89%	50.48%	50.36%	52.14%	51.90%	50.24%	50.95%
Average loans	$192,445	$195,994	$189,142	$183,780	$179,361	$192,539	$179,447
Average assets	205,063	208,870	202,224	196,824	191,865	205,396	192,190
Average deposits:
Checking deposits:
Noninterest bearing	21,440	21,418	20,346	19,953	19,350	21,072	18,609
Interest bearing	34,792	37,518	40,343	43,192	45,186	37,531	47,481
Total checking deposits	56,232	58,936	60,689	63,145	64,536	58,603	66,090
Savings and money market deposits	38,317	38,143	37,433	36,594	35,517	37,967	35,495
Time deposits	45,405	41,724	40,940	40,473	38,688	42,706	34,190
Average total deposits	139,954	138,803	139,062	140,212	138,741	139,276	135,775
Loan volume	9,006	10,488	7,255	11,563	11,191	26,749	35,388
Employees at end of period	29,624	33,211	34,649	34,637	33,754	29,624	33,754
CARD SERVICES GROUP
Managed basis(2)
Condensed income statement:
Net interest income	$627	$610	$614	$637		$1,850
Provision for loan and lease losses	345	417	330	454		1,092
Noninterest income	343	387	345	352		1,076
Inter-segment expense	1	1	-	-		3
Noninterest expense	284	283	289	268		855
Income before income taxes	340	296	340	267		976
Income taxes	130	113	130	101		373
Net income	$210	$183	$210	$166		$603
Performance and other data:
Efficiency ratio (1)	29.30%	28.33%	30.16%	27.08%		29.25%
Average loans	$21,706	$20,474	$20,086	$19,472		$20,762
Average assets	24,236	23,044	22,764	22,198		23,354
Employees at end of period	2,755	2,620	2,871	3,124		2,755
Securitization adjustments
Condensed income statement:
Net interest income	$(411)	$(405)	$(432)	$(409)		$(1,249)
Provision for loan and lease losses	(220)	(217)	(225)	(259)		(662)
Noninterest income	191	188	207	150		587
Performance and other data:
Average loans	(12,169)	(11,565)	(12,107)	(11,011)		(11,947)
Average assets	(10,330)	(9,753)	(10,219)	(9,267)		(10,101)
Adjusted basis
Condensed income statement:
Net interest income	$216	$205	$182	$228		$601
Provision for loan and lease losses	125	200	105	195		430
Noninterest income	534	575	552	502		1,663
Inter-segment expense	1	1	-	-		3
Noninterest expense	284	283	289	268		855
Income before income taxes	340	296	340	267		976
Income taxes	130	113	130	101		373
Net income	$210	$183	$210	$166		$603
Performance and other data:
Average loans	$9,537	$8,909	$7,979	$8,461		$8,815
Average assets	13,906	13,291	12,545	12,931		13,253
COMMERCIAL GROUP(3)
Condensed income statement:
Net interest income	$198	$203	$199	$222	$222	$600	$668
Provision for loan and lease losses	1	1	1	1	1	3	3
Noninterest income	25	17	13	109	8	54	86
Noninterest expense	59	57	68	66	63	184	174
Income before income taxes	163	162	143	264	166	467	577
Income taxes	62	62	54	100	62	178	218
Net income	$101	$100	$89	$164	$104	$289	$359
Performance and other data:
Efficiency ratio(1)	26.57%	25.99%	32.24%	19.82%	27.45%	28.20%	23.12%
Average loans	$32,414	$31,505	$31,011	$30,928	$30,433	$31,648	$29,894
Average assets	34,794	34,188	34,093	34,638	34,001	34,361	33,374
Average deposits	2,323	2,243	2,263	2,428	2,485	2,276	2,646
Loan volume	3,104	2,961	2,769	2,932	3,003	8,835	8,300
Employees at end of period	1,246	1,256	1,332	1,319	1,259	1,246	1,259

(This table is continued on "WM-7".)

______________________________________
(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. Under this presentation, loans securitized and  sold are added back to the balance sheet and the related interest, fee income and credit losses are added back to the income statement. These securitization adjustments are eliminated in the reconciliation of management accounting methodologies to the Company's GAAP financial results.

(3) Effective January 1, 2006, the Company reorganized its single family residential mortgage lending operations. This reorganization combined the Company's subprime mortgage origination business, Long Beach Mortgage, as well as its Mortgage Banker Finance lending operations with the Home Loans Group. Previously, these operations were reported within the Commercial Group. This change in organization was retrospectively applied to prior periods.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Nine Months Ended
(This table is continued from "WM-6".)	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2006	2006	2006	2005	2005	2006	2005
HOME LOANS GROUP(1)
Condensed income statement:
Net interest income	$206	$206	$269	$415	$480	$682	$1,330
Provision for loan and lease losses	3	1	1	1	1	5	3
Noninterest income	263	453	408	324	659	1,123	2,074
Inter-segment expense	15	18	14	8	12	47	34
Noninterest expense	504	589	599	656	641	1,692	1,888
Income (loss) before income taxes	(53)	51	63	74	485	61	1,479
Income taxes (benefit)	(20)	20	24	29	183	24	558
Net income (loss)	$(33)	$31	$39	$45	$302	$37	$921
Performance and other data:
Efficiency ratio(2)	110.99%	91.93%	90.26%	89.50%	56.68%	96.22%	56.04%
Average loans	$33,718	$30,742	$34,586	$51,073	$53,424	$33,012	$46,842
Average assets	59,110	58,439	64,171	78,365	75,138	60,555	68,419
Average deposits	20,659	20,124	16,530	19,134	21,563	19,120	19,379
Loan volume	37,200	41,364	44,998	48,701	56,471	123,562	153,996
Employees at end of period	12,598	14,028	16,091	16,193	15,685	12,598	15,685
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(244)	$(182)	$(175)	$(196)	$(229)	$(602)	$(639)
Noninterest income (expense)	79	(81)	153	20	(62)	152	(151)
Noninterest expense	232	159	69	100	76	460	209
Minority interest expense	34	37	-	-	-	71	-
Loss before income taxes	(431)	(459)	(91)	(276)	(367)	(981)	(999)
Income tax benefit	(172)	(175)	(51)	(111)	(150)	(397)	(408)
Net income (loss)	$(259)	$(284)	$(40)	$(165)	$(217)	$(584)	$(591)
Performance and other data:
Average loans	$1,245	$1,178	$1,142	$1,148	$1,095	$1,188	$1,066
Average assets	38,245	35,428	32,328	28,130	27,678	35,354	26,284
Average deposits	45,976	39,082	33,179	35,025	25,531	39,459	24,590
Loan volume	58	82	24	96	67	163	181
Employees at end of period	4,833	5,132	5,438	5,525	5,516	4,833	5,516

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(3)	$127	$119	$119	$115	$115	$367	$343
Provision (reversal of reserve) for loan and lease losses(4)	(21)	(15)	(75)	(22)	3	(112)	(30)
Noninterest income (expense)(5)	(87)	(118)	(162)	(118)	(50)	(368)	(282)
Income before income taxes	61	16	32	19	62	111	91
Income taxes (benefit)(6)	(8)	(45)	1	(12)	30	(52)	42
Net income	$69	$61	$31	$31	$32	$163	$49
Performance and other data:
Average loans(7)	$(1,527)	$(1,458)	$(1,534)	$(1,516)	$(1,550)	$(1,506)	$(1,549)
Average assets(7)(8)	(1,576)	(1,552)	(1,701)	(1,716)	(1,727)	(1,609)	(1,764)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,947	$2,060	$2,117	$2,241	$2,005	$6,123	$5,977
Provision for loan and lease losses	166	224	82	217	52	472	99
Noninterest income	1,570	1,578	1,638	1,526	1,208	4,786	3,572
Noninterest expense	2,184	2,229	2,138	2,214	1,860	6,551	5,407
Minority interest expense	34	37	-	-	-	71	-
Income from continuing operations before income taxes	1,133	1,148	1,535	1,336	1,301	3,815	4,043
Income taxes	394	389	559	479	488	1,341	1,507
Income from continuing operations	739	759	976	857	813	2,474	2,536
Income from discontinued operations, net of taxes	9	8	9	8	8	27	31
Net income	$748	$767	$985	$865	$821	$2,501	$2,567
Performance and other data:
Efficiency ratio(2)	62.09%	61.27%	56.95%	58.75%	57.88%	60.05%	56.62%
Average loans	$267,832	$266,870	$262,326	$273,874	$262,763	$265,696	$255,700
Average assets	349,542	348,664	343,660	349,172	326,955	347,310	318,503
Average deposits	208,912	200,252	191,034	196,799	188,320	200,131	182,390
Loan volume	49,368	54,895	55,046	63,292	70,732	159,309	197,865
Employees at end of period	51,056	56,247	60,381	60,798	56,214	51,056	56,214

______________________________________
(1) See note 3 on preceding table.
(2) See note 1 on preceding table.
(3) Represents the difference between home loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4) Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the financial accounting methodology that is used to estimate incurred credit losses inherent in the Company's loan portfolio.

(5) Represents the difference between gain from mortgage loans primarily recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company's Consolidated Statements of Income. A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6) Represents the tax effect of reconciling adjustments.
(7) Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized from the transfer of portfolio loans from the Home Loans Group.
(8) Includes the impact to the allowance for loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the financial accounting methodology that is used to estimate incurred credit losses inherent in the Company's loan portfolio.

Quarter Ended					Nine Months Ended
Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
2006	2006	2006	2005	2005	2006	2005
$(49)	$(94)	$(167)	$(200)	$(177)	$(103)	$(215)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30, 2006			June 30, 2006			Sept. 30, 2005
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under
agreements to resell	$5,085	5.38%	$70	$4,413	4.99%	$56	$2,891	3.52%	$26
Trading assets	6,264	8.92	140	8,595	7.69	165	6,532	6.97	114
Available-for-sale securities(1):
Mortgage-backed securities	21,488	5.41	291	21,840	5.34	292	15,666	4.72	185
Investment securities	6,910	5.06	88	6,215	4.91	76	4,321	4.94	53
Loans held for sale(2)	25,667	6.82	439	24,536	6.48	398	49,747	5.33	665
Loans held in portfolio(2):
Loans secured by real estate:
Home(3)	123,355	5.92	1,826	125,559	5.77	1,809	108,783	5.05	1,374
Specialty mortgage finance(4)	19,600	6.14	301	19,603	6.19	304	20,298	5.89	299
Total home loans	142,955	5.95	2,127	145,162	5.82	2,113	129,081	5.18	1,673
Home equity loans and lines of credit	53,253	7.59	1,017	52,262	7.29	950	49,237	6.17	765
Home construction(5)	2,059	6.41	33	2,068	6.47	33	2,001	6.31	32
Multi-family	27,100	6.42	435	26,291	6.23	410	24,550	5.49	337
Other real estate	5,696	6.76	98	5,585	6.97	98	4,904	7.32	91
Total loans secured by real estate	231,063	6.41	3,710	231,368	6.23	3,604	209,773	5.51	2,898
Consumer:
Credit card	9,058	11.39	260	8,448	11.28	238	-	-	-
Other	284	12.57	9	594	9.74	14	686	10.67	18
Commercial	1,760	6.41	29	1,924	5.87	28	2,557	4.78	31
Total loans held in portfolio	242,165	6.60	4,008	242,334	6.42	3,884	213,016	5.52	2,947
Other(6)	5,248	5.21	69	5,306	4.80	64	4,356	3.52	39
Total interest-earning assets	312,827	6.51	5,105	313,239	6.30	4,935	296,529	5.42	4,029
Noninterest-earning assets:
Mortgage servicing rights	7,201			9,003			6,408
Goodwill	8,339			8,302			6,196
Other assets(7)	21,175			18,120			17,822
Total assets	$349,542			$348,664			$326,955
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$34,866	2.90	255	$37,603	2.61	245	$45,305	2.12	242
Savings and money market deposits	49,144	3.19	396	48,095	2.82	339	42,944	1.92	208
Time deposits	90,001	4.77	1,088	79,541	4.39	877	63,338	3.41	546
Total interest-bearing deposits	174,011	3.95	1,739	165,239	3.53	1,461	151,587	2.60	996
Federal funds purchased and commercial paper	7,382	5.31	99	7,767	4.97	97	6,719	3.60	61
Securities sold under agreements to repurchase	15,676	5.39	216	17,923	4.97	225	13,159	3.65	123
Advances from Federal Home Loan Banks	52,886	5.28	711	60,862	4.85	745	68,597	3.54	620
Other	27,815	5.59	393	26,239	5.27	347	21,734	4.12	224
Total interest-bearing liabilities	277,770	4.48	3,158	278,030	4.12	2,875	261,796	3.05	2,024
Noninterest-bearing sources:
Noninterest-bearing deposits	34,901			35,013			36,733
Other liabilities(8)	8,765			7,698			6,337
Minority interests	1,959			1,965			14
Stockholders' equity	26,147			25,958			22,075
Total liabilities and stockholders' equity	$349,542			$348,664			$326,955
Net interest spread and net interest income		2.03	$1,947		2.18	$2,060		2.37	$2,005
Impact of noninterest-bearing sources		0.50			0.47			0.36
Net interest margin		2.53			2.65			2.73

_____________________________________________
(1) The average balance and yield are based on average amortized cost balances.
(2) Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3) Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $278 million, $239 million and $86 million for the three months ended September 30, 2006, June 30, 2006 and September 30, 2005.

(4) Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage held in portfolio.
(5) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6) Interest-earning assets in nonaccrual status (other than loans) and related income, if any, are included within this category.
(7) Includes assets of discontinued operations.
(8) Includes liabilities of discontinued operations.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Nine Months Ended
	Sept. 30, 2006			Sept. 30, 2005
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$4,422	5.04%	$169	$2,078	3.13%	$50
Trading assets	8,831	7.60	503	6,169	6.15	284
Available-for-sale securities(1):
Mortgage-backed securities	21,163	5.35	848	15,407	4.61	533
Investment securities	5,997	4.88	220	4,569	4.74	162
Loans held for sale(2)	26,659	6.51	1,304	44,354	5.16	1,719
Loans held in portfolio(2):
Loans secured by real estate:
Home(3)	122,232	5.76	5,278	110,057	4.86	4,013
Specialty mortgage finance(4)	19,718	6.09	900	19,928	5.84	873
Total home loans	141,950	5.80	6,178	129,985	5.01	4,886
Home equity loans and lines of credit	52,289	7.29	2,852	47,056	5.81	2,048
Home construction(5)	2,062	6.41	99	2,096	6.16	97
Multi-family	26,388	6.19	1,226	23,651	5.28	937
Other real estate	5,482	6.85	284	5,138	6.94	269
Total loans secured by real estate	228,171	6.22	10,639	207,926	5.28	8,237
Consumer:
Credit card	8,442	11.16	704	-	-	-
Other	499	10.84	40	726	10.64	58
Commercial	1,925	5.87	85	2,694	4.93	100
Total loans held in portfolio	239,037	6.40	11,468	211,346	5.30	8,395
Other(6)	5,191	4.74	185	4,280	3.42	109
Total interest-earning assets	311,300	6.30	14,697	288,203	5.20	11,252
Noninterest-earning assets:
Mortgage servicing rights	8,151			6,232
Goodwill	8,313			6,196
Other assets(7)	19,546			17,872
Total assets	$347,310			$318,503
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$37,615	2.59	728	$47,609	1.86	663
Savings and money market deposits	47,367	2.81	997	42,125	1.65	520
Time deposits	80,970	4.42	2,695	58,089	3.12	1,361
Total interest-bearing deposits	165,952	3.55	4,420	147,823	2.29	2,544
Federal funds purchased and commercial paper	7,537	4.92	279	4,330	3.19	104
Securities sold under agreements to repurchase	16,294	4.95	612	15,377	3.11	363
Advances from Federal Home Loan Banks	60,197	4.84	2,203	68,241	3.20	1,652
Other	26,901	5.23	1,060	20,554	3.98	612
Total interest-bearing liabilities	276,881	4.11	8,574	256,325	2.73	5,275
Noninterest-bearing sources:
Noninterest-bearing deposits	34,179			34,567
Other liabilities(8)	8,445			5,897
Minority interests	1,497			13
Stockholders' equity	26,308			21,701
Total liabilities and stockholders' equity	$347,310			$318,503
Net interest spread and net interest income		2.19	$6,123		2.47	$5,977
Impact of noninterest-bearing sources		0.45			0.30
Net interest margin		2.64			2.77

_____________________________________________
(1) The average balance and yield are based on average amortized cost balances.
(2) Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3) Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $706 million and $159 million for the nine months ended September 30, 2006 and September 30, 2005.

(4) Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage held in portfolio.
(5) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6) Interest-earning assets in nonaccrual status (other than loans) and related income, if any, are included within this category.
(7) Includes assets of discontinued operations.
(8) Includes liabilities of discontinued operations.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	June 30, 2006	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2006	2006	2006	2006	2005	2005
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$16	$22,466	$22,450	$22,378	$20,752	$20,622
Interest bearing	(2,197)	33,761	35,958	39,289	42,253	44,294
Total checking deposits	(2,181)	56,227	58,408	61,667	63,005	64,916
Savings and money market deposits	1,817	39,481	37,664	38,197	36,664	35,579
Time deposits(1)	3,676	47,361	43,685	41,534	40,359	40,476
Total retail deposits	3,312	143,069	139,757	141,398	140,028	140,971
Commercial business deposits	206	15,831	15,625	14,559	11,459	9,758
Wholesale deposits	3,642	40,666	37,024	31,277	29,917	24,534
Custodial and escrow deposits(2)	(836)	11,316	12,152	12,768	11,763	15,149
Total deposits	$6,324	$210,882	$204,558	$200,002	$193,167	$190,412

(1)	Weighted average remaining maturity of time deposits was 10 months at September 30, 2006, June 30, 2006 and March 31, 2006, 11 months at December 31, 2005 and 12 months at September 30, 2005.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Retail Deposit Accounts (number of accounts)
Checking	10,935,287	10,627,854	10,223,664	9,883,507	9,680,317
Money market and savings	6,379,068	6,161,187	5,929,653	5,694,102	5,560,060
Total transaction accounts, end of period(1)	17,314,355	16,789,041	16,153,317	15,577,609	15,240,377

Net change in checking accounts	307,433	404,190	340,157	203,190	253,095
Net change in total transaction accounts	525,314	635,724	575,708	337,232	418,064

(1) Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Sept. 30,	June 30,		Mar. 31,	Dec. 31,		Sept. 30,
	2006	2006		2006	2005		2005
Retail Banking Stores
Stores, beginning of period	2,201	2,168		2,140	2,051		1,997
Stores opened during the quarter	25	35		29	97	(1)	56
Stores closed during the quarter	(1)	(2)	(1)	(1)	(8)		(2)
Stores, end of period	2,225	2,201		2,168	2,140		2,051

(1) Includes two retail stores acquired through the merger with Providian Financial Corporation. These stores were not considered to be an integral component of Washington Mutual's retail banking franchise and were subsequently sold in April of 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$11,601	$11,256	$8,777	$12,565	$16,353
Other ARMs	42	1,859	2,943	1,222	1,237
Total short-term adjustable-rate loans	11,643	13,115	11,720	13,787	17,590
Medium-term adjustable-rate loans(2)	16,788	16,041	14,865	14,581	16,454
Fixed-rate loans	9,816	13,695	17,605	22,061	22,098
Total home loan volume(3)	38,247	42,851	44,190	50,429	56,142
Home equity loans and lines of credit	7,419	8,251	7,306	9,118	10,828
Home construction(4)	269	421	493	479	370
Multi-family	2,186	2,230	2,034	2,595	2,580
Other real estate	983	787	716	419	465
Total loans secured by real estate	49,104	54,540	54,739	63,040	70,385
Consumer(5)	26	36	49	79	182
Commercial	238	319	258	173	165
Total loan volume	$49,368	$54,895	$55,046	$63,292	$70,732
Loan Volume by Channel
Retail	$22,239	$23,709	$22,580	$27,676	$32,614
Wholesale	14,964	14,798	16,722	17,190	20,000
Purchased	11,560	12,033	7,318	10,092	8,271
Correspondent	605	4,355	8,426	8,334	9,847
Total loan volume by channel	$49,368	$54,895	$55,046	$63,292	$70,732
Refinancing Activity(6)
Home loan refinancing	$20,571	$26,667	$26,871	$30,727	$30,556
Home equity loans and lines of credit and consumer	222	161	215	219	245
Home construction loans	90	17	17	12	17
Multi-family and other real estate	763	799	774	831	738
Total refinancing	$21,646	$27,644	$27,877	$31,789	$31,556

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of zero, $104 million, $266 million, $304 million and $466 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005.

______________________________________
(1) Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2) Medium-term is defined as adjustable-rate loans that reprice after one year.
(3) Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage. Specialty mortgage finance loan volumes were $7.79 billion, $7.28 billion, $6.42 billion, $9.67 billion, and $8.41 billion for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005.

(4) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5) Excludes credit card loan volume.
(6) Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2006	2005
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$31,635	$51,561
Other ARMs	4,843	2,578
Total short-term adjustable-rate loans	36,478	54,139
Medium-term adjustable-rate loans(2)	47,694	43,250
Fixed-rate loans	41,116	59,904
Total home loan volume(3)	125,288	157,293
Home equity loans and lines of credit	22,977	30,603
Home construction(4)	1,183	873
Multi-family	6,450	7,160
Other real estate	2,486	1,180
Total loans secured by real estate	158,384	197,109
Consumer(5)	111	308
Commercial	814	448
Total loan volume	$159,309	$197,865
Loan Volume by Channel
Retail	$68,528	$88,749
Wholesale	46,484	57,039
Purchased	30,911	21,763
Correspondent	13,386	30,314
Total loan volume by channel	$159,309	$197,865
Refinancing Activity(6)
Home loan refinancing	$74,108	$89,191
Home equity loans and lines of credit and consumer	599	1,112
Home construction loans	124	41
Multi-family and other real estate	2,336	2,097
Total refinancing	$77,167	$92,441

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $371 million and $1.51 billion for the nine months ended September 30, 2006 and September 30, 2005.

______________________________________
(1) Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2) Medium-term is defined as adjustable-rate loans that reprice after one year.
(3) Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage. Specialty mortgage finance loan volumes were $21.49 billion and $24.82 billion for the nine months ended September 30, 2006 and September 30, 2005.

(4) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5) Excludes credit card loan volume.
(6) Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	June 30, 2006	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2006	2006	2006	2006	2005	2005
Loans by Product Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(1,968)	$64,822	$66,790	$70,169	$70,191	$67,863
Other ARMs	1,958	18,695	16,737	15,781	14,666	12,956
Total short-term adjustable-rate loans	(10)	83,517	83,527	85,950	84,857	80,819
Medium-term adjustable-rate loans(3)	(4,292)	47,740	52,032	49,391	41,511	43,610
Fixed-rate loans	(214)	9,928	10,142	8,660	8,922	8,616
Total home loans(4)	(4,516)	141,185	145,701	144,001	135,290	133,045
Home equity loans and lines of credit	1,383	54,364	52,981	51,872	50,851	50,066
Home construction(5)	(5)	2,077	2,082	2,095	2,037	2,019
Multi-family	658	27,407	26,749	26,151	25,601	25,014
Other real estate	332	5,869	5,537	5,353	5,035	4,929
Total loans secured by real estate	(2,148)	230,902	233,050	229,472	218,814	215,073
Consumer:
Credit card	356	8,807	8,451	7,906	8,043	-
Other	(6)	281	287	602	638	669
Commercial	60	1,775	1,715	2,024	2,137	2,452
Total loans held in portfolio(6)	(1,738)	241,765	243,503	240,004	229,632	218,194
Less: allowance for loan and lease losses	113	(1,550)	(1,663)	(1,642)	(1,695)	(1,264)
Total net loans held in portfolio	(1,625)	240,215	241,840	238,362	227,937	216,930
Loans held for sale(7)	378	23,720	23,342	25,020	33,582	48,018
Total net loans	$(1,247)	$263,935	$265,182	$263,382	$261,519	$264,948

(1) Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2) The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $654 million at September 30, 2006, $461 million at June 30, 2006, $291 million at March 31, 2006, $157 million at December 31, 2005, and $76 million at September 30, 2005.

(3) Medium-term is defined as adjustable-rate loans that reprice after one year.
(4) Includes specialty mortgage finance loans, which are comprised of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage held in portfolio. Specialty mortgage finance loans were $20.08 billion, $20.50 billion, $20.24 billion, $21.15 billion, and $21.16 billion at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005.

(5) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6) Includes net unamortized deferred loan origination costs of $1.61 billion, $1.62 billion, $1.61 billion, $1.53 billion, and $1.47 billion at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005.

(7) Fair value of loans held for sale was $23.80 billion, $23.35 billion, $25.03 billion, $33.70 billion, and $48.14 billion as of September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	June 30, 2006	Sept. 30,	Coupon	June 30,	Coupon	Sept. 30,	Coupon
	to Sept. 30, 2006	2006	Rate	2006	Rate	2005	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(1,968)	$64,822	7.11%	$66,790	6.73%	$67,863	5.44
Other ARMs	1,958	18,695	7.05	16,737	6.81	12,956	6.27
Total short-term adjustable-rate loans	(10)	83,517	7.10	83,527	6.75	80,819	5.57
Medium-term adjustable-rate loans(2)	(4,292)	47,740	5.71	52,032	5.68	43,610	5.58
Fixed-rate loans	(214)	9,928	6.59	10,142	6.28	8,616	6.60
Total home loans held in portfolio	(4,516)	141,185	6.59	145,701	6.34	133,045	5.64
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	(809)	35,831	8.40	36,640	8.33	37,328	6.76
Fixed-rate loans	2,192	18,533	7.16	16,341	6.88	12,738	6.45
Total home equity loans and lines of credit	1,383	54,364	7.98	52,981	7.88	50,066	6.68
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(288)	8,967	6.95	9,255	6.54	9,449	5.30
Other ARMs	(237)	5,858	6.94	6,095	6.66	6,451	5.49
Total short-term adjustable-rate loans	(525)	14,825	6.95	15,350	6.59	15,900	5.38
Medium-term adjustable-rate loans(2)	1,125	10,906	5.59	9,781	5.46	7,525	5.26
Fixed-rate loans	58	1,676	6.45	1,618	6.48	1,589	6.68
Total multi-family loans held in portfolio	658	27,407	6.38	26,749	6.17	25,014	5.42
Total selected loans held in portfolio secured by real estate(3)	(2,475)	222,956	6.90	225,431	6.68	208,125	5.87
Loans held for sale(4)	356	23,387	6.64	23,031	6.43	47,888	5.34
Total selected loans secured by real estate	(2,119)	246,343	6.88	248,462	6.66	256,013	5.77
MBS(5):
Short-term adjustable-rate MBS(1)	(976)	8,082	5.55	9,058	5.42	10,289	4.58
Medium-term adjustable-rate MBS(2)	1,450	5,303	5.09	3,853	4.97	2,656	5.02
Fixed-rate MBS	441	8,968	5.31	8,527	5.27	4,216	5.25
Total MBS(6)	915	22,353	5.35	21,438	5.28	17,161	4.81
Total selected loans secured by real estate and MBS	$(1,204)	$268,696	6.75	$269,900	6.55	$273,174	5.71

(1) Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.
(2) Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3) At September 30, 2006, June 30, 2006, and September 30, 2005, the adjustable-rate loans with lifetime caps were $190.36 billion, $193.17 billion, and $182.35 billion with a lifetime weighted average cap rate of 12.13%, 12.13% and 12.30%.

(4) Excludes credit card and student loans.
(5) Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6) At September 30, 2006, June 30, 2006 and September 30, 2005, the par value of adjustable-rate MBS with lifetime caps were $13.20 billion, $12.81 billion and $12.74 billion with a lifetime weighted average cap rate of 10.41%, 10.42% and 10.19%.

	June 30, 2006	Dec. 31, 2005
	to Sept. 30, 2006	to Sept. 30, 2006
Rollforward of Loans Held for Sale
Balance, beginning of period	$23,342	$33,582
Mortgage loans originated, purchased and transferred from held in portfolio	31,391	91,529
Mortgage loans transferred to held in portfolio	(262)	(2,762)
Mortgage loans sold and other(1)	(30,772)	(98,307)
Net change in consumer loans held for sale	21	(322)
Balance, end of period	$23,720	$23,720

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$145,701	$135,290
Loans originated, purchased and transferred from held for sale	8,013	39,291
Loan payments, transferred to held for sale and other	(12,529)	(33,396)
Balance, end of period	$141,185	$141,185

(1) The unpaid principal balance ("UPB") of home loans sold was $30.24 billion for the three months ended September 30, 2006 and $96.57 billion for the nine months ended September 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended

				Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$217	$184	$157	$213	$206
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(98)	67	52	25	73
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	119	251	209	238	279
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	525	586	572	544	534
Change in MSR fair value due to payments on loans and other(1)	(410)	(460)	(409)	(483)	(480)
Net mortgage loan servicing revenue	115	126	163	61	54
Change in MSR fair value due to valuation inputs or assumptions(1)	(469)	435	413	805	1,193
Revaluation gain (loss) from derivatives economically hedging MSR(1)	353	(433)	(522)	(654)	(810)
Adjustment to MSR fair value for MSR sale	-	(157)	-	-	-
Home mortgage loan servicing revenue (expense), net of MSR valuation changes and derivative risk management instruments	(1)	(29)	54	212	437
Total revenue from sales and servicing of home mortgage loans	$118	$222	$263	450	716
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value accounting				(39)	(10)
Other				7	4
Total GAAP revenue from sales and servicing of home mortgage loans				$418	$710

	Nine Months Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
Detail of Revenue from Sales and Servicing of Home Mortgage Loans(1)	Sept. 30,	Sept. 30,
	2006	2005
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(2):
Gain from home mortgage loans and originated mortgage-backed securities	$558	$637
Revaluation gain from derivatives economically hedging loans held for sale	22	74
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	580	711
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(3)	1,683	1,567
Change in MSR fair value due to payments on loans and other(1)	(1,279)	(1,246)
Net mortgage loan servicing revenue	404	321
Change in MSR fair value due to valuation inputs or assumptions(1)	379	733
Revaluation loss from derivatives economically hedging MSR(1)	(603)	(159)
Adjustment to MSR fair value for MSR sale	(157)	-
Home mortgage loan servicing revenue, net of MSR valuation changes and derivative risk management instruments	23	895
Total revenue from sales and servicing of home mortgage loans	$603	1,606
Reconciliation from pro forma to GAAP results(1):
Deduct: Increase in MSR fair value not recorded due to lower of cost or fair value accounting		(18)
Other		12
Total GAAP revenue from sales and servicing of home mortgage loans		$1,600

(1) The results for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006 and the nine months ended September 30, 2006 reflect the adoption of the fair value measurement method of accounting for mortgage servicing rights ("MSR") permitted by Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets, an amendment to FASB Statement No. 140. The Company adopted Statement No. 156 effective January 1, 2006, and the retrospective application of this Statement to prior periods is not permitted. Management believes that due to the significant differences between the fair value measurement method and the amortization method of accounting for MSR, comparative information prepared on a similar basis of accounting is valuable to users of this financial information. The information for 2005 is a non-GAAP measure, and incorporates the following assumptions: 1) the fair value measurement method of accounting for MSR was in effect during 2005, 2) MSR are initially capitalized at fair value instead of allocated book value, and 3) the change in value of available-for-sale securities that were on the balance sheet at December 31, 2005 and designated as MSR risk management instruments are reported as revaluation gain (loss) on trading securities. A reconciliation of the non-GAAP amounts to the previously disclosed GAAP results has been provided.

(2) Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.

(3) Includes late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended

				Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$(469)	$435	$413	$805	$1,193
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	353	(433)	(522)	(654)	(810)
Revaluation gain (loss) from certain trading securities(2)	39	(47)	(42)	(165)	(219)
Loss from certain available-for-sale securities	(1)	-	-	-	-
Total gain (loss) on MSR risk management instruments	391	(480)	(564)	(819)	(1,029)
Total MSR risk management	$(78)	$(45)	$(151)	$(14)	$164
Reconciliation from pro forma to GAAP results(2):
Revaluation loss from certain trading securities				$(165)	$(219)
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale securities portfolio				8	2
Total GAAP impact of MSR risk management trading securities				$(157)	$(217)

	Nine Months Ended

		Pro Forma Results Assuming Retrospective Application of SFAS No. 156
	Sept. 30,	Sept. 30,
	2006	2005
MSR Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions(2)	$379	$733
Gain (loss) on MSR risk management instruments:
Revaluation loss from derivatives	(603)	(159)
Revaluation loss from certain trading securities(2)	(50)	(68)
Loss from certain available-for-sale securities	(1)	(18)
Total loss on MSR risk management instruments	(654)	(245)
Total MSR risk management	$(275)	$488
Reconciliation from pro forma to GAAP results(2):
Revaluation loss from certain trading securities		$(68)
Add back: Decrease in value of trading securities assumed transferred
from the available-for-sale securities portfolio		2
Total GAAP impact of MSR risk management trading securities		$(66)

(1) Excludes $157 million downward adjustment to MSR fair value recognized in the quarter ended June 30, 2006.
(2) Refer to footnote (1) on table WM-15.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$9,162	$8,736	$8,041	$7,042	$5,730
Home loans:
Additions	533	607	633	703	605
Changes in MSR fair value due to valuation inputs or assumptions	(469)	435	413	-	-
Payments on loans and other	(410)	(460)	(409)	-	-
Adjustment to MSR fair value for MSR sale	-	(157)	-	-	-
Fair value basis adjustment(3)	-	-	57	-	-
Amortization	-	-	-	(482)	(555)
Impairment reversal	-	-	-	353	413
Statement No. 133 MSR accounting valuation adjustments	-	-	-	419	849
Sale of MSR	(2,527)	-	-	-	-
Net change in commercial real estate MSR	(1)	1	1	6	-
Balance, end of period	$6,288	$9,162	$8,736	$8,041	$7,042
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$-	$-	$914	$1,312	$1,746
Impairment reversal	-	-	-	(353)	(413)
Other-than-temporary impairment	-	-	-	(43)	(18)
Other	-	-	(914) (3)	(2)	(3)
Balance, end of period	$-	$-	$-	$914	$1,312
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$570,352	$569,501	$563,208	$547,578	$543,324
Home loans:
Additions	29,899	30,949	35,026	51,642	43,418
Sale of servicing	(141,842)	(9)	-	-	-
Loan payments and other	(19,288)	(30,368)	(29,063)	(37,245)	(39,005)
Net change in commercial real estate loans	87	279	330	1,233	(159)
Balance, end of period	$439,208	$570,352	$569,501	$563,208	$547,578

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Total Servicing Portfolio
Mortgage loans serviced for others	$439,208	$570,352	$569,501	$563,208	$547,578
Consumer loans serviced for others	12,654	12,205	11,822	11,014	-
Servicing on retained MBS without MSR	1,199	1,262	1,334	1,404	1,487
Servicing on owned loans	245,925	247,489	245,469	242,114	245,165
Subservicing portfolio	137,089	552	588	629	749
Total servicing portfolio	$836,075	$831,860	$828,714	$818,369	$794,979

	September 30, 2006
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Government	$28	43
Agency	240,855	31
Private	163,851	51
Specialty home loans	34,474	50
Total mortgage loans serviced for others(4)	$439,208	40

(1) Net of valuation allowance for all periods in 2005.
(2) MSR as a percentage of mortgage loans serviced for others was 1.43%, 1.61%, 1.53%, 1.43% and 1.29% at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005.
(3)  The Company adopted Statement No. 156, Accounting for Servicing of Financial Assets, on January 1, 2006, and elected to measure mortgage servicing assets at fair value. In accordance with this Statement, this new accounting principle has been applied prospectively to all new and existing mortgage servicing assets. Upon adoption of the fair value election, the valuation allowance was written off against the recorded value of the MSR, and the $57 million difference between the net carrying value and fair value was recorded as an increase to the basis of the Company's mortgage servicing rights.

(4) Weighted average coupon rate (annualized) was 6.21% at September 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,663	$1,642	$1,695	$1,264	$1,243
Allowance transferred to loans held for sale	(125)	(87)	(30)	(241)	-
Allowance acquired through business combinations	-	-	-	592	-
Provision for loan and lease losses	166	224	82	217	52
	1,704	1,779	1,747	1,832	1,295
Loans charged off:
Loans secured by real estate:
Home	(12)	(11)	(11)	(7)	(9)
Specialty mortgage finance(1)	(41)	(20)	(20)	(14)	(15)
Total home loans charged off	(53)	(31)	(31)	(21)	(24)
Home equity loans and lines of credit	(14)	(7)	(5)	(6)	(10)
Home construction(2)	(3)	-	-	-	-
Other real estate	(2)	-	(3)	(1)	(4)
Total loans secured by real estate	(72)	(38)	(39)	(28)	(38)
Consumer:
Credit card	(98)	(94)	(63)	(138)	-
Other	(3)	(6)	(7)	(8)	(8)
Commercial	(6)	(4)	(8)	(16)	(4)
Total loans charged off	(179)	(142)	(117)	(190)	(50)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	-	1	-	-	-
Specialty mortgage finance(1)	-	1	1	1	1
Total home loan recoveries	-	2	1	1	1
Home equity loans and lines of credit	2	3	1	7	1
Multi-family	-	1	-	-	2
Other real estate	-	1	1	-	8
Total loans secured by real estate	2	7	3	8	12
Consumer:
Credit card	16	15	4	40	-
Other	4	3	4	3	5
Commercial	3	1	1	2	2
Total recoveries of loans previously charged off	25	26	12	53	19
Net charge-offs	(154)	(116)	(105)	(137)	(31)
Balance, end of quarter	$1,550	$1,663	$1,642	$1,695	$1,264

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.26%	0.19%	0.18%	0.24%	0.06%
Allowance as a percentage of total loans held in portfolio	0.64	0.68	0.68	0.74	0.58

______________________________________
(1) Represents purchased subprime loan portfolios and subprime loans originated by Long Beach Mortgage that are designated as held for investment.
(2) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2006	2006	2006	2005	2005
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home	$568	$512	$490	$565	$472
Specialty mortgage finance(3)	1,114	1,085	1,012	872	755
Total home nonaccrual loans	1,682	1,597	1,502	1,437	1,227
Home equity loans and lines of credit	169	110	92	88	68
Home construction(4)	35	31	15	10	10
Multi-family	31	19	21	25	18
Other real estate	53	56	69	70	69
Total nonaccrual loans secured by real estate	1,970	1,813	1,699	1,630	1,392
Consumer	1	1	6	8	8
Commercial	16	16	26	48	65
Total nonaccrual loans held in portfolio	1,987	1,830	1,731	1,686	1,465
Foreclosed assets(5)	405	330	309	276	256
Total nonperforming assets	$2,392	$2,160	$2,040	$1,962	$1,721
As a percentage of total assets	0.69%	0.62%	0.59%	0.57%	0.52%
Restructured loans	$19	$20	$21	$22	$25
Total nonperforming assets and restructured loans	$2,411	$2,180	$2,061	$1,984	$1,746

(1) Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $129 million, $122 million, $201 million, $245 million and $152 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005. Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2) Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3) Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage and held in its investment portfolio.
(4) Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5) Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $129 million, $142 million, $167 million, $79 million and $80 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005 have been excluded. These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veteran’s Affairs (“VA”).